AGREEMENT BY AND AMONG LENDERS

This Agreement is made and entered into as of the 31st day of December, 2015, by and among Wash/Greene, LLC, a Georgia limited liability company (“Parent LLC”), its controlled subsidiary 1321 Investors, LLC, a Delaware limited liability company (“Investor LLC”) and those parties whose names appear on the signature pages hereof (collectively referred to herein as “Lenders”).

RECITALS

A.

Lenders, through investing in Investors LLC, a single purpose limited liability company, (“Investor LLC”) have loaned to Parent LLC (“Parent LLC” or “Company”) an aggregate of One Million One Hundred Fifty Thousand and 00/100 Dollars ($1,150,000) (the “Loan”). The Loan is evidenced by a promissory note in favor of the Investor LLC in the principal amount of the Loan (“Investor LLC Note”). Each Lender holds an undivided interest in the Loan and Investor LLC Note set forth on Exhibit A hereto.

B.

Lenders, Parent LLC and Investor LLC and Parent LLC wish to provide for each Lender exchanging their undivided interest in the Investor LLC Note for separate promissory note (each a “Lender Note”) to be issued by Parent LLC representing the principal amount owed to each Lender under the Loan, subject to all Lenders holding an undivided interest in the Loan agreeing to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency whereof are hereby acknowledged, the parties agree as follows:

Lender Notes

1.

Exchange.  Each Lender hereby tenders and assigns to Parent LLC all of Lender’s right, title and interest in and to the Investor LLC Note, and upon such tender and assignment, Lender acknowledges and agrees that Lender shall have no further interest in and to the Investor LLC Note, which shall hereafter be null, void and unenforceable. In exchange and as sole consideration for the tender and assignment of the Investor LLC Note, Parent LLC shall issue to each Lender a separate Lender Note, substantially in the form of Exhibit B hereto, registered in the name of each Lender and each in the principal amount set forth on Exhibit B.  Lenders also agree that the terms of this Agreement govern the exercise by Lenders of their rights and remedies under the Lender Notes.

2.

Waiver and Release.    In consideration of the issuance of the Lender Notes

by executing this Agreement, each Lender irrevocably and unconditionally waives and relinquishes any rights, claims or entitlements that the Lender may have under the terms of the Investor LLC Note or the Operating Agreement of Investor LLC, as same may be amended as of the date of this Agreement.  Without limiting the generality of the foregoing, such waiver shall include, without limitation, the right to receive an equity ratchet in Investor LLC as a result of the failure of the Investor LLC to repay the Loan on the maturity date thereof, as well as the right of Lender to receive past or future Distributions, as defined in the Investor LLC Operating Agreement.  Each Lender acknowledges and agrees that by executing this Agreement and accepting the Lender Note, any and all claims that may now exist or which in the future may arise in favor of Lender against any person or entity by virtue Lender having been an investor in Investor LLC shall be deemed extinguished for all purposes.

3.

Risks of Collectability.  Each Lender will bear the risks of collectability of the Lender Note held by it, of Parent LLC’s financial condition, of fraud or forgery, of the enforceability of the Lender Note, of the absence of security or collateral for the Lender Note, and any other matters relating to the Lender Note.  Each Lender agrees that it has been solely responsible for making an independent appraisal and investigation into the financial condition, creditworthiness, nature, and status of Parent LLC.  Each Lender confirms to the other Lenders that it has not, in connection with his decision to enter into this transaction, relied on any other Lender (i) to inquire on his behalf into the accuracy or completeness of any information provided in connection with the Lender (whether or not such information is distributed to the Lenders), (ii) to assess or keep under review on his behalf the financial condition, creditworthiness, nature or status of Parent LLC, or (iii) to advise such Lender as to the results of any appraisal or investigation performed by any other Lender.

Event of Default

4.

Appointment of Agent.  (a)  Upon the occurrence of one or more of the events of Default set forth in the Lender Notes, Lenders shall appoint an agent (“Agent”) to perform certain ministerial functions on their behalf, including those specified in the Lender Notes. Lenders holding a majority of the total outstanding principal balance of the Notes (“Majority” or “Majority in Interest”) shall control all decisions regarding the exercise of rights of the Lenders under the Lender Notes.  Lenders constituting a Majority shall appoint the Agent in the manner set forth in paragraph 4(c).  Should an Event of Default occur and a Majority shall fail to appoint an Agent within thirty (30) days of such event, then the Lenders each agree that Michael Donnelly shall serve as Agent hereunder.

(b)

Agent will enforce the Lender Notes, as described in the other provisions of this Agreement.

(c)

The Agent shall be appointed by vote of a Majority.  The vote may be taken (i) in a meeting held for such purpose upon five (5) days written notice to the Lenders; or (ii) by written agreement of a Majority without a meeting.  Attendance at the meeting may be in person, by proxy, or by telephone.  Agent will signify his acceptance of such appointment, and his agreement with terms of this agreement that pertain to him as Agent, by executing a copy of this Agreement.  The terms of this agreement pertaining to such Agent’s rights, duties, and responsibilities hereunder shall be effective upon the Agent’s signature.

5.

Expenses.  If an Agent is appointed under paragraph 4 of this Agreement, Lenders shall pay him/her/it for their services in an amount that is customary and reasonable for such services.  The following out-of-pocket expenses incurred by Agent, to the extent not paid by Parent LLC, shall be paid by the Lenders pro rata in proportion to the amount of the Lender Notes held by them:

(a)

Expenses incurred in the enforcement of the Lender Notes;

(b)

Expenses incurred following any Event of Default under any of the Lender Notes and any expenses incurred prior to but in connection with or in preparation for any such Event of Default; and

(c)

Expenses otherwise incurred and approved in advance in writing by a Majority in Interest of the Lenders.

Each Lender shall pay its share of all such expenses within fifteen (15) calendar days after receipt of a written statement from Agent itemizing the expenses that have been incurred and are due and payable or have been paid by Agent.  In the event that any Lender fails or refuses to pay its share of any expenses under this Section, Agent shall have a priority claim, to the extent of such unpaid expenses, on such Lender’s share of all payments of principal, interest, fees, and other charges with respect to the Loan and of all proceeds from realization upon the security for the Loan.  Each Lender hereby grants to Agent a security interest in its share of such payments and proceeds to secure the payment of expenses that it is obligated to pay hereunder.

6.

Records.  Agent shall at all times keep books of account and records at his current address reflecting all transactions in connection with the Loan and the Lenders’ interests therein.  Each Lender shall have access to Agent’s records maintained in connection with the Loan for inspection and/or copying at such Lender’s expense at all reasonable times during business hours.  Upon request, Agent shall furnish to any Lender copies of title reports, financial information, inspection reports, and other documents relating to the Loan, the Security Documents, or Parent LLC that have been furnished to or prepared by Agent in connection with the Loan.

7.

Liability of Agent.  Neither Agent nor any of his/her/its agents shall be liable for any action taken or not taken in good faith in connection with the Loan, in the absence of his own gross negligence or willful misconduct.  Agent shall in no event be liable to any Lender for any action taken or not taken by Agent with the consent or at the request of such Lender, unless such action is performed in a grossly negligent manner or in a manner constituting willful misconduct (which manner of performance was not requested or consented to by such Lender).

Agent may consult with legal counsel, independent public accountants and other experts selected by him and shall not be liable for any action taken or not taken in good faith reliance upon the advice of such experts.  Unless specifically requested to do so by any Lender, Agent shall have no duty to inquire into or verify (i) any statement, warranty, or representation made by Parent LLC in connection with the Loan; (ii) the truthfulness or genuineness of any information or document supplied by Parent LLC in connection with the Loan; or (iii) the genuineness of the signatures of any party (other than Agent).  Agent shall not incur any liability by acting in reliance upon any notice, consent, or other writing (including telexes, telecopies, or similar instruments) believed by Agent to be genuine or to be signed by the proper party or parties.

8.

Indemnification.  Each Lender shall, pro rata, in proportion to the amount of the Note held by him, indemnify Agent against any cost, expense, claim, demand, action, loss, or liability, including reasonable attorney’s fees incurred in contesting the same, that Agent may suffer or incur in connection with the Loan in his capacity as Agent, or any action taken or omitted by Agent in good faith under this Agreement, except to the extent the same arises from Agent’s gross negligence or willful misconduct, or from actions taken by Agent that are outside the scope of his authority under this Agreement.

9.

Litigation.  Subject to the provisions of Section 12 hereof, Agent shall have the exclusive right to initiate, direct, and otherwise control any litigation involving all of the Lenders in their capacity as such under the Loan, whether as plaintiffs, defendants, or otherwise.  All costs and expenses incurred by Agent in connection with such litigation, including reasonable attorney’s fees, shall be paid in accordance with Section 4 hereof.

10.

Notifications.  Each Lender shall endeavor (but shall not incur any liability for failure to do so) to notify each other of any events or occurrences that come to their attention that may have material adverse effect on the security for the Loan or the ability of Parent LLC to perform any of their respective obligations under the Lender Notes.

11.

Defaults of Parent LLC.  Agent shall send to each Lender a copy of each notice he sends to Parent LLC pursuant to the Lender Notes notifying Parent LLC of any claimed defaults thereunder.  The failure of Parent LLC to cure any such default within the time periods, if any, specified in the Lender Notes shall constitute an Event of Default thereunder unless such Event of Default is waived (either during or after the applicable cure period) by all of the Lenders (for any Event of Default resulting from the failure to make required payments of principal and interest on the Loan) or by a Majority (for any other Event of Default).

Agent shall advise the Lenders from time to time as to his recommendations with respect to any Event of Default and the possible waiver thereof.

12.

Enforcement.  Upon the occurrence of any Event of Default under the Lender Notes that is not waived in accordance with the terms of this Agreement, Agent shall (unless otherwise required by this Section 11) take all reasonable steps for the enforcement of the Loan that Agent would normally take in the event of such a default that is not waived under a similar loan for his own account.  Agent shall be entitled to exercise his reasonable discretion to determine when and in what manner the Loan shall be enforced, and shall control and direct all actions taken or not taken in connection with such enforcement; provided, however, that a majority in interest of the Lenders must approve, or may require, the exercise of any affirmative remedy provided to Agent under the terms of any of the Lender Notes, including but not limited to, acceleration of the Lender Notes. Unless otherwise instructed in writing by a majority in interest of the Lenders, however, Agent shall have no obligation to withhold disbursements or exercise any right or remedy available to Lenders if in Agent’s reasonable judgment the exercise of such rights is not in the best interests of the Lenders.

13.

Permitted Actions.  Any actions that require the consent or approval of a specified number of Lenders pursuant to the terms of this Agreement may be initiated by any group of Lenders comprising the number whose consent or approval is required.  Any actions, consents, or approvals required or permitted of the Lenders under the Lender Notes, for which the consent or approval of a specified number of Lenders is not required in this Agreement, may be taken or given by Agent, and if so taken or given by Agent shall not be binding upon all of the Lenders.  Agent may, however, at his sole option at any time upon notice to the Lenders, request the Lenders’ approval or authorization of any action, consent, or approval that may be taken or given by Agent under the preceding sentence, which approval or authorization shall require the written consent of a majority in interest of the Lenders.

Any action taken or decision made by Agent or by any group of Lenders to whom the authority to take such action or make such decision has been given pursuant to the terms of this Agreement, shall be binding upon all of the Lenders, and each Lender agrees to execute all documents and instruments and take all other actions that are deemed necessary or desirable by Agent or the Lenders making such decisions to carry out the terms thereof.

14.

Pari Passu Status in Lender Notes.

a.

Each of the Lenders hereby acknowledges and agrees that none of the Lenders, individually or collectively, shall have priority with respect to any payments of principal or interest in respect of the Lenders’ Lender Notes. Rather, each of the Lenders hereby acknowledges and agrees that its and their respective rights and priority are pari passu with the rights and priority of each and all of the Lenders. In addition, and without limitation of the generality of the foregoing, each Lender hereby confirms, agrees and stipulates that regardless of the relative times at which indebtedness of the Company was incurred to the holders of Lenders’ Lender Notes, and regardless of anything to the contrary contained in any documents executed in connection with the Lender Notes, shall in all respects be held by them on a pari passu basis.

b.

In the event of (i) an Event of Default, (ii) any insolvency, bankruptcy, receivership, liquidation, reorganization, assignment for the benefit of creditors or other similar proceeding relating to the Company, whether voluntary or involuntary, (iii) any proceeding for the voluntary liquidation, dissolution or other winding-up of the Company, whether involving insolvency or bankruptcy proceedings or not, then, and in any such event, any payment or other distribution of any character, whether in cash, securities or other property out of or in respect of the assets of the Company, shall be shared by the Lenders on a pari passu basis with the amount thereto to which Lenders are entitled to be determined based on the proportion which the then outstanding Lenders’ Indebtedness bears to the aggregate indebtedness represented by the Lender Notes; provided, however, that the Lenders, individually or collectively, shall not take any action without prior written notice having been furnished to all Lenders.

c.

If the Lenders, individually or collectively, shall at any time have received any payment, distribution or additional security from any of the assets of the Company, whether arising out of or as a result of any event described in Section 13(b) above or otherwise, the receiving party thereof shall promptly provide the Company or any court-appointed trustee or Agent with a detailed accounting thereof, and shall promptly take all action necessary to implement the pro-rata sharing contemplated by Section 13(b) above.  Any such payment, distribution or security so received shall be deemed to be held in trust by the receiving party thereof for the benefit of all the Lenders until such sharing has been implemented and completed as contemplated by Section 13(b) above.

d.

Each of the Lenders agree to use reasonable efforts to cooperate with one another in the realization upon and/or liquidation of the assets of Company following an Event of Default, and to promptly advise any designated or appointed agent with respect to the Company’s assets and all other Lenders of any actions taken with respect thereto, provided, however, that no Lender shall, enter into any modification or amendment of any agreements that would (i) extend the term of the Lenders’ Indebtedness, (ii) increase the applicable rate of interest payable by the Company thereunder, or (iii) increase the amount of the Company's indebtedness thereunder, without the prior written approval of a two-thirds (2/3rds) majority in interest of all of the Lenders.

14.

Power of Attorney.

a.

To effectuate the terms and provisions hereof, the Lenders hereby appoint the Agent as their attorney-in-fact (and the Agent hereby accepts such appointment) for the purpose of carrying out the provisions of this Agreement including, without limitation, taking any action on behalf of, or at the instruction of, the Majority in Interest at the written direction of the Majority in Interest and executing any consent authorized pursuant to this Agreement and taking any action and executing any instrument that the Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof.

b.

All acts done under the foregoing authorization are hereby ratified and approved and neither the Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct.

c.

This power of attorney, being coupled with an interest, is irrevocable while this Agreement remains in effect.

15.

Further Assurances.  Each Lender, and Agent after his appointment, agree to use their best efforts to cooperate in the administration of the Loan under this Agreement and, except as specified in Section 9 hereof, to use their best efforts to keep each other reasonably well informed with respect to any material event relating to Parent LLC and/or the Loan.  Without limiting the generality of the foregoing, the parties hereby agree to execute such documents and perform such acts as may be desirable to carry out the purposes of this Agreement, including without limitation, the execution of such documents as Agent may request in connection with any actions or decisions of Agent or any specified number of Lenders authorized under this Agreement regarding the administration or enforcement of the Loan, ownership, management, operation, sale, or leasing of the collateral, whether or not any Lender agrees with such decision or action.  The obligations of the parties contained herein may be specifically enforced by an action brought in a court of competent jurisdiction.

16.

Successors and Assigns; Resignation of Agent.  Any Lender shall have the right to assign its interest in this Agreement to any one to whom it has assigned its Note.  Agent’s obligations hereunder shall not be assigned or delegated without the prior written consent of a Majority.  Agent may resign as agent at any time for any reason upon providing the Lenders 10 days prior written notice.  Upon the resignation of Agent, a Majority shall designate a successor agent in accordance with the provisions of paragraph 4(c).

17.

No Joint Venture.  Nothing contained in this Agreement shall be construed as creating a joint venture or partnership among the parties hereto, and no party shall be obligated for the acts or omissions of any other party except as expressly provided herein.

18.

Notices.  Except where verbal notice is specifically authorized in this Agreement, all notices hereunder shall be in writing and shall be deemed effectively given or served for all purposes when presented personally, upon receipt if sent by first class mail or over-night express, or on the date of transmission if sent by telegram, telex, or telecopy to any party hereto at the address set forth on the signature page hereof, or at such other address as any party shall subsequently designate by notice.

19.

Approvals.  Any document, information, or action that is required to be approved by any party under this Agreement shall be approved or disapproved by written notice given no later than fifteen (15) calendar days after receipt of such document, information, or written request for approval of such action.  If any party fails to give its written approval or disapproval of any matter within the foregoing fifteen-day period, such party will be deemed to have approved such matter for all purposes.

20.

No Oral Change.  This Agreement may not be changed, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, discharge, or termination is sought.

21.

Arbitration.  If at any time during the term of this Agreement any dispute, difference, or disagreement shall arise upon or in respect of the Agreement, and the meaning and construction hereof, every such dispute, difference, and disagreement shall be referred to a single arbiter agreed upon by the parties, or if no single arbiter can be agreed upon, an arbiter or arbiters shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbiter may be entered in any court having jurisdiction thereof.

22.

Litigation Costs.  In the event of any controversy, claim, arbitration, or legal action among the parties hereto arising out of this Agreement or relating to the Loan, the prevailing party will be entitled to recover from the other party or parties (jointly or severally) all costs, damages, and expenses, including reasonable attorney’s fees, incurred by the prevailing party in connection with such controversy, claim, arbitration, or legal action.

23.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, excluding its laws of conflict of laws.

24.

Severability.  The provisions of this Agreement are severable and a declaration by a court of competent jurisdiction that any of those provisions is invalid or unenforceable shall not affect the validity or enforceability of any other provision.

25.

Headings.  The headings used herein are for purposes of convenience only and should not be used in construing the provisions hereof.

26.

Counterparts.  This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed the same document.

Representations of Lender

2.

Representations and Warranties.  In order to induce Parent LLC to accept this Agreement, Lender hereby represents and warrants to, and covenants with, the Company as follows:

(a)

Access to Information. The Lender has been given access to full and complete information regarding the Company and has utilized such access to the Lender’s satisfaction for the purpose of obtaining such information regarding the Company as the Lender has reasonably requested (collectively the “Documents”); and, particularly, the Lender has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Lender Notes (which for the purposes of this Agreement may be referred to as the “Securities”) and to obtain any additional information, to the extent reasonably available.

(b)

Reliance.  The Lender has relied on nothing other than the Documents (including any exhibits thereto) in deciding whether to make an investment in the Company.  Except as set forth in the Documents, no representations or warranties have been made to the Lender by the Company, any selling agent of the Company, or any agent, employee, or affiliate of the Company or such selling agent.

(c)

Economic Loss.  The Lender believes that an investment in the Securities is suitable for the Lender based upon the Lender’s age, other investments, tax status, investment experience, investment objectives, investment time horizon, liquidity needs, risk tolerance, financial needs, among other factors.  The Lender: (i) has adequate means for providing for the Lender’s current financial needs and personal contingencies; (ii) has no need for liquidity in this investment; (iii) at the present time, can afford a complete loss of such investment; (iv) does not have overall commitments to investments which are not readily marketable and disproportionate to the Lender's net worth, and (v) the Lender's investment in the Securities will not cause such overall commitments to become excessive.

(d)

Sophistication.  The Lender, in reaching a decision to subscribe, has such knowledge and experience in financial and business matters that the Lender is capable of reading and interpreting financial statements and evaluating the merits and risk of an investment in the Securities and has the net worth to undertake such risks.  The investment contemplated hereby is the result of arm’s length negotiation between the Lender and the Company.

(e)

General Solicitation.  The Lender was not offered or sold the Securities, directly or indirectly, by means of any form of general advertising or general solicitation, including, but not limited to, the following:  (1) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar medium of or broadcast over television or radio; or (2) to the knowledge of the undersigned, any seminar or meeting whose attendees had been invited by any general solicitation or general advertising (a “General Solicitation”).

(f)

Seek Advice.  The Lender has obtained, to the extent the Lender deems necessary, the Lender’s own personal professional advice with respect to the risks inherent in the investment in the securities, and the suitability of an investment in the Securities in light of the Lender's financial condition and investment needs;

(g)

Investment Risks.  The Lender recognizes that the Securities as an investment involves a high degree of risk. Lender understands that the Lender Note is unsecured and not guaranteed by any third party.  Lender must look solely to the Parent LLC for payment of the Lender Note.  Lender also acknowledges that the repayment of the Lender Note is subject to the additional risks and uncertainties set forth in the Annual

(h)

Effect and Time of Representations.  The information provided by the Lender contained in this Agreement is true, complete and correct in all material respects as of the date hereof.  The Lender understands that the Company's determination that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), which is based upon non-public offerings and applicable to the offer and sale of the Securities, is based, in part, upon the representations, warranties, and agreements made by the Lender herein.  The Lender consents to the disclosure of any such information, and any other information furnished to the Company, to any governmental authority or self-regulatory organization, or, to the extent required by law, to any other person.

(i)

Restrictions on Transfer; No Market for Securities.  The Lender acknowledges that (i) the purchase of the Securities is a long-term investment; (ii) the Lender must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, the Securities cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available;  (iii) there is presently no public market for the Securities and the Lender may not  be unable to liquidate the Lender’s investment in the event of an emergency, or pledge the Securities as collateral for a loan; and (iv) the transferability of the Securities is restricted and (A) requires conformity with the restrictions contained in paragraph 3 below and (B) legends will be placed on the certificate(s) representing the Securities referring to the applicable restrictions on transferability.

(j)

No Backup Withholding.  The Lender certifies, under penalties of perjury, that the Lender is NOT subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code.

(k)

Restrictive Legend.  Stop transfer instructions will be placed with the transfer agent for the Securities, and a legend may be placed on any certificate representing the Securities substantially to the following effect:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN THE ACT AND REGULATION D UNDER THE ACT AND HAVE NOT BEEN REGISTERED UNDER ANY STATE

SECURITIES LAWS.  AS SUCH, THE PURCHASE OF THIS SECURITY WAS NECESSARILY WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION.  THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT AND ANY STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. FURTHERMORE, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, WITHOUT THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT THE PROPOSED TRANSFER OR SALE DOES NOT AFFECT THE EXEMPTIONS RELIED UPON BY THE COMPANY IN ORIGINALLY DISTRIBUTING THE SECURITY AND THAT REGISTRATION IS NOT REQUIRED.

(l)

Solicitation Agent.  The Lender understands that GVC Capital LLC is acting as a Solicitation Agent (the “Placement Agent”) on this transaction.  The Company will pay the Solicitaton Agent a fee consisting of 35,000 shares of common stock of Global Healthcare REIT, Inc., the parent company of Parent LLC.  The Solicitation Agent may re-allow a portion of the commission to participating selling agents.

(m)

Notice of Change.  The Lender agrees that it will notify the Company in writing promptly (but in all events within thirty (30) days after the applicable change) of any actual or anticipated change in any facts or circumstances, which change would make any of the representations and warranties in this Agreement untrue if made as of the date of such change (after giving effect thereto).

(n).

Investor Qualification/Accredited Investor.  The Lender represents and warrants that the Lender is an “accredited investor” as that term is defined in Regulation D as the Lender qualifies for one or more of the Categories of Accredited Investors set forth in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended.

(o).

Authority.  The undersigned, if other than an individual, makes the following additional representations:

(a)

The Lender was not organized for the specific purpose of acquiring the Securities;

(b)

The Lender is fully authorized, empowered and qualified to execute and deliver this Agreement, to subscribe for and purchase the Securities and to perform its obligations under, and to consummate the transactions that are contemplated by this Agreement; and

(c)

This Agreement has been duly authorized by all necessary action on the part of the Lender, has been duly executed by an authorized officer or representative of the Lender, and is a legal, valid and binding obligation of the Lender enforceable in accordance with its terms.

(p).

Reliance on Representations.  The Lender understands the meaning and legal consequences of the representations, warranties, agreements, covenants, and confirmations set out above and agrees that the subscription made hereby may be accepted in reliance thereon.  The Lender acknowledges that the Company has relied and will rely upon the representations and warranties of the Lender in this Agreement. The Lender agrees to indemnify and hold harmless the Company and any selling agent (including for this purpose their employees, and each person who controls either of them within the meaning of Section 20 of the Exchange Act) from and against any and all loss, damage, liability or expense, including reasonable costs and attorney's fees and disbursements, which the Company, or such other persons may incur by reason of, or in connection with, any of the representations and warranties made herein not having been true when made, any misrepresentation made by the Lender or any failure by the Lender to fulfill any of the covenants or agreements set forth herein, or in any other document provided by the Lender to the Company.

(q).

Transferability and Assignability.  Neither this Agreement nor any of the rights of the Lender hereunder may be transferred or assigned by the Lender.  The Lender agrees that the Lender may not cancel, terminate, or revoke this Agreement or any agreement of the Lender made hereunder (except as otherwise specifically provided herein) and that this Agreement shall survive the death or disability of the Lender and shall be binding upon the Lender's heirs, executors, administrators, successors, and assigns.

(r).

Liquidity.   I represent that I have full and a complete understanding that a private placement is an illiquid investment and I have no liquidity needs with regards to this investment.

Initial: _________________

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized agents as of the day and year first above written.

WASH/GREENE, LLC

1321 INVESTORS, LLC

By:_____________________________

By:___________________________

Clifford Neuman, Manager

Clifford Neuman, Manager

LENDER:

Name:

Address:

Amount of Note:

Signature:

______________________________________

AGENT:

Name:

Michael Donnelly

Address:

c/o GVC Capital LLC

5350 S. Roslyn St., Ste. 400

Greenwood Village, CO  80111

Date:

Signature:

______________________________________

EXHIBIT A

Current Unsecured Investor LLC Notes

INVESTOR LLC	PRINCIPAL AMOUNT OF NOTE	CURRENT INTEREST RATE	ORIGINAL MATURITY DATE	EQUITY RATCHET(1)

GWH Investors, LLC	$1,355,000	13%	July 1, 2015	5% every six months after July 1, 2015
1321 Investors, LLC	$1,150,000	10%	October 1, 2015	5% every six months after October 1, 2015
Providence Investors, LLC	$1,050,000	10%	August 1, 2015	5% every six months after August 1, 2015
GLN Investors, LLC	$1,650,000	11%	November 30, 2013	15% one time ratchet after November 30, 2015